EXHIBIT 24

                                     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      PACIFIC BELL, a California corporation, hereinafter referred to as the "Company," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, each of the undersigned is a director of the Company;

      NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Edward A. Mueller, T. Michael Payne and Robert B. Pickering, and each of them, his or her attorneys for him or her and in his or her name, place and stead, and in his or her office and capacity in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her signature.




/s/ Royce S. Caldwell                        February 1, 1999
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Royce S. Caldwell                               Date
   Chairman of the Board



/s/ Cassandra C. Carr                        January 27, 1999
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Cassandra C. Carr                               Date
   Director

                                                                      EXHIBIT 24
                                                               POWER OF ATTORNEY
                                                                          PAGE 2





/s/ Karen Jennings                            February 2, 1999
--------------------------------             --------------
Karen Jennings                                   Date
   Director



/s/ James D. Ellis                            January 26, 1999
--------------------------------             --------------
James D. Ellis                                   Date
   Director



/s/ Charles E. Foster                         February 3, 1999
--------------------------------             --------------
Charles E. Foster                                Date
   Director



/s/ T. Michael Payne                          January 19, 1999
--------------------------------             --------------
T. Michael Payne                                 Date
Director



/s/ Donald E. Kiernan                         February 5, 1999
--------------------------------             --------------
Donald E. Kiernan                                Date
   Director and Treasurer



/s/ Edward A. Mueller                         January 19, 1999
--------------------------------             --------------
Edward A. Mueller                                Date
   Director and President and
   Chief Executive Officer